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                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 6th day of March, 2007

AMONG:

          GS AGRIFUELS CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at One Penn Plaza, Suite 1612, New York, New York 10119 ("Purchaser")

AND:

                  ______________, with an address located at _________("Seller")

WHEREAS:

A.   Seller  owns  _____________________________________   (___________________)
     shares of the common stock of Sustainable Systems, Inc. ("Sustainable"), corresponding to ___________% of the fully diluted capital stock of such corporation (the "Acquisition Shares");

B. Purchaser desires to purchase and acquire and Seller desires to sell, convey, assign and transfer, or cause to be sold, conveyed, assigned and transferred, to Purchaser, the Acquisition Shares pursuant to this Agreement.

          NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                 THE ACQUISITION

Section 1.1        Purchase and Sale of Acquisition Shares

Seller hereby agrees to sell to Purchaser the Acquisition Shares in exchange for the payment of the Purchase Price on the Closing Date and to transfer to Purchaser on the Closing Date a 100% undivided interest in and to the Acquisition Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, except as otherwise referred to herein.

Section 1.2        The Purchase Price

In consideration for the Acquisition Shares, Purchaser agrees to pay and issue to Seller

     (a)  ____________________________________________________($_______________)
          in the form of immediately available U.S. funds (the "Cash") payable upon Closing,

     (b)  _________________________________________________________
          ($______________) in the form of a secured convertible debenture payable in the form of immediately available U.S. funds within THIRTY
          (30) days of the completion and commissioning of Sustainable's crush plant expansion (the "Expansion Debenture"),

     (c)  _________________________________________________________________
          ($___________________) in the form of shares of Purchaser common stock at the rate of FOUR DOLLARS AND FIFTY CENTS ($4.50) per share, for a total of ________________________________________________________
          (_________________) shares (the "Purchaser Shares"), and

     (d)  ______________________________________________________________
          ($_____________)  on the FIRST (1st)  anniversary  of the Closing Date
          and                          _________________________________________
          ($________________________)  on the SECOND  (2nd)  anniversary  of the
          Closing Date in the form of secured convertible debentures (the "Term Debentures") convertible into Purchaser common stock;

which amounts shall be collectively referred to herein as the "Purchase Price."

Section 1.3       The Expansion

The Expansion shall be deemed to be "complete" when the construction of all equipment and infrastructure required for the solvent extraction of oil from targeted feedstocks is installed, fully permitted and fully operational; the "commissioning" of the Expansion shall be deemed to have occurred after FOURTEEN
(14) days of regular, safe, compliant operations. Purchaser hereby covenants and agrees to provide any necessary capital and other resources to Sustainable that may be required to complete and fully commission the Expansion. The timeline, budget and funding for the Expansion shall be as agreed upon between Purchaser and the former executive management of Sustainable within THIRTY (30) days of the execution hereof.

Section 1.4       Registration Rights

The Seller shall be entitled to "piggy-back" registration rights such that Purchaser shall register any shares issuable to Seller hereunder or upon conversion of the Expansion Debenture and/or the Term Debentures (the "Purchaser Shares") upon its filing of any registration statement on any other transaction completed by Purchaser which may require registration. In the event that the Seller elects to transfer any Purchaser Shares pursuant to Rule 144 of the Securities Act of 1933 (the "Act") or other applicable exemption from registration, Purchaser shall meet and maintain the requirements of Rule 144 of the Act, so that the Purchaser Shares may be sold in public securities markets under Rule 144.

                                   ARTICLE II
                                   THE CLOSING

Section 2.1       Closing

The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or about March 6, 2007, at Purchaser's place of business (the date of the Closing being herein referred to as the "Closing Date").

Section 2.2       Deliveries at Closing

(a) At the Closing, the Seller shall deliver to the Purchaser: (i) duly executed instruments or other evidence to transfer to Purchaser the Acquisition Shares, and (ii) any documents or certificates that are necessary to transfer to Purchaser good, clear and marketable title all of the Acquisition Shares.

(b) At the Closing, the Purchaser shall deliver to the Seller: (i) the Cash in immediately available U.S. funds, (ii) share certificates representing the Purchaser Shares duly issued in the name of Seller, (iii) the Debentures duly issued in the name of Seller, and (iv) all documents required to be delivered by Purchaser to Seller at or prior to the Closing Date in connection with this Agreement.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser represents and warrants that as of the date hereof and as of the Closing Date, the following representations shall be true and correct and in full force and effect:

Section 3.1       Organization and Good Standing

Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where qualification as a foreign corporation or otherwise is required to conduct its business.

Section 3.2       Authority, Approvals and Consents

Purchaser has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Directors of Purchaser and by their respective stockholders if necessary and no other corporate or other proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. Purchaser hereby expressly represents that it has fully and properly complied with all aspects of applicable Delaware corporate law in entering into this Agreement and for consummating the transactions contemplated hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 3.3       Consents and Approvals

No consent, approval, or authorization of, or declaration, filing, or registration with, any Governmental Entity will be required to be made or obtained by Purchaser in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.4       No Violations

Neither the execution, delivery, or performance of this Agreement by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, nor compliance by Purchaser with any of the provisions hereof will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of the Purchaser, (b) result in a violation, or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under any of the terms, conditions or provisions of any contract, agreement or any material note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which Purchaser is a party or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser, except in the case of clauses (b) or (c) for violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions or revocations that would not be reasonably likely to have a material adverse effect.

Section 3.5       Binding Nature

This Agreement shall be, when duly executed and delivered, a legally binding obligation of the Purchaser enforceable in accordance with its terms.

Section 3.6       Non-Merger and Survival

The representations and warranties of Purchaser contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Seller, the representations and warranties of Purchaser shall survive the Closing.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants that as of the date hereof and as of the Closing Date, the following representations shall be true and correct and in full force and effect:

Section 4.1       Authority, Approvals and Consents

Seller has the power and authority to enter into this Agreement and to perform Seller's obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the board of directors of Sustainable Systems, Inc. and by the stockholders of such company, and, if applicable, the governing bodies of Seller, and no other corporate or other proceedings on the part of Seller are necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by laws affecting bankruptcy, insolvency and creditors' rights and equitable remedies and jurisdiction under general and corporate law.


Section 4.2       Consents and Approvals

No consent, approval, or authorization of, or declaration, filing, or registration with, any Governmental Entity will be required to be made or obtained by Seller in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, save such, if any, as might be applicable in respect of any matter referenced herein.

Section 4.3       No Violations

Neither the execution, delivery, or performance of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby, nor compliance by Seller with any of the provisions hereof will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of the Seller (if applicable), (b) result in a violation, or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under any of the terms, conditions or provisions of any contract, agreement or any material note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which Seller is a party or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller other than as referenced herein, except in the case of clauses (b) or (c) for violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions or revocations that would not be reasonably likely to have a material adverse effect.

Section 4.4       Binding Nature

This Agreement shall be, when duly executed and delivered, a legally binding obligation of Seller enforceable in accordance with its terms, except as may be limited by laws affecting bankruptcy, insolvency and creditors' rights and equitable remedies under general and corporate law. Section 4.5 Non-Merger and Survival

The representations and warranties of Seller contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Purchaser, the representations and warranties of Seller shall survive the Closing.

                                    ARTICLE V
                               GENERAL PROVISIONS

Section 5.1       Expenses

Each of the Parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

Section 5.2       Paragraph Headings and Language Interpretations

The paragraph headings contained herein are for reference only and shall not be considered substantive provisions of this Agreement. The use of a singular or plural form shall include the other form, and the use of a masculine, feminine or neuter gender shall include the other genders, as applicable.

Section 5.3       Notices

All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of five (5) business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

         (a) If to the Purchaser, to:

                  GS AgriFuels Corporation
                  One Penn Plaza, Suite 1612
                  New York, New York 10119
                  Attn: Tom Scozzafava, Chief Executive Officer

                  and,

                  (b) If to Seller, to:

                           [NAME]
                           [ADDRESS]
                           [ADDRESS]


Section 5.4       Assignments

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the Parties hereto without the prior written consent of the other Party. Purchaser agrees that any such assignment shall not relieve Purchaser of its obligations hereunder.

Section 5.5       Entire Agreement

This Agreement, the Expansion Debenture, the Term Debentures, the Security Agreement and the Pledge Agreement (collectively, the "Transaction Documents") embody the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior written or oral commitments, arrangements, understandings and agreements with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly sat forth herein.

Section 5.6       Modifications, Amendments and Waivers

At any time prior to the Closing, to the extent permitted by law, (i) Purchaser and Seller may, by written agreement, modify, amend or supplement any term or provision of this Agreement and (ii) any term or provision of this Agreement may be waived in writing by the Party which is entitled to the benefits thereof.

Section 5.7       Counterparts

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one (1) and the same agreement and each of which shall be deemed an original. Each Party shall receive a fully signed copy of this Agreement.

Section 5.8       Governing Law

This Agreement shall be governed by the laws of the State of New York and the United States of America (regardless of the laws that might be applicable under principles of conflicts of law or international law) as to all matters including, but not limited to, matters of validity, construction, effect and performance.

Section 5.9       Accounting Terms

All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles on the date hereof.

Section 5.10      Severability

If any one (1) or more of provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

Section 5.11      Consent to Jurisdiction

The Parties hereto hereby submit and consent to the exclusive venue and jurisdiction of the Supreme Court of the State of New York, in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive and agree not to assert as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. The Parties hereto agree that service of process may be made in any manner permitted by the laws of the State of New York or the federal laws of the United States in any such action, suit or proceeding against the Parties hereto with respect to this Agreement. Service of process upon such authorized agent shall be deemed,in every respect, effective service of process upon the Parties hereto and shall remain effective until the Parties hereto shall appoint another agent for service or process acceptable to the other Party. The Parties hereto agree that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that the other Party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

Section 5.12      Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

Section 5.13      Force Majeure

Neither Party hereto shall be liable for failure to perform any obligation under this Agreement if such failure to perform is caused by the occurrence of any contingency beyond the reasonable control of such Party, including, without limitation, fire, flood, strike or other industrial disturbance, failure of transport, accident, war, riot, insurrection, act of God or order of governmental agency or act of terrorism. Performance shall be resumed as soon as is possible after cessation of such cause. However, if such inability to perform continues for more than Ninety (90) days, the other Party may terminate this Agreement without penalty and without further notice.





IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.



GS AGRIFUELS CORPORATION



By:      __________________________
         Tom Scozzafava
         President and Chief Executive Officer


[SELLER NAME]



By:      __________________________
         [SELLER NAME]
         Individually

                                STOCK ASSIGNMENT




FOR VALUE RECEIVED, the undersigned,  ___________________________________,  does

hereby   sell,   assign   and   transfer   unto   GS   AGRIFUELS    CORPORATION,

_________________________________________       (______________________________)

shares of the  common  stock of  Sustainable  Systems,  Inc.  (the  "Acquisition

Shares"),  standing  in my name on the books of said  corporation  and do hereby irrevocably constitute and appoint GS AGRIFUELS CORPORATION attorney to transfer the said  stock on the  books  of the  within  corporation  with  full  power of substitution in the premises.



Dated as of this 6th day of March, 2007




                                                     --------------------------
                                                     [ENTER SELLER]
                                                     Individually